Exhibit 10.43
TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT
     THIS TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT (this “Agreement”) dated as of August 6, 2003 (the “Effective Date”), is entered into between Archemix Corp., a Delaware corporation, having a place of business at 1 Hampshire Street, Cambridge, MA 02139 (“Archemix”), and Aptamera, Inc., a Delaware corporation, having a place of business at 640 S. Fourth Street, Suite 400, Louisville, KY 40202, (“Aptamera”). Each of Archemix and Aptamera may be referred to herein as a “Party” and together as the “Parties.”
     WHEREAS, Archemix owns or has rights in certain technology regarding aptamers and their modifications.
     WHEREAS, Aptamera desires to obtain a worldwide license under Archemix’ rights in such technology to develop and commercialize products for use in therapeutics.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties agree as follows:
1	DEFINITIONS
1.1	“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

1.2	“Aptamera Improvements” shall mean any inventions, patentable or not, information and/or data Controlled by Aptamera after the Effective Date and during the term of this Agreement, that were derived from the practice of the Licensed IP Rights, and that relate to: (a) improvements in the SELEX Process and (b) improvements made to the Licensed IP Rights.

1.3	“Aptamers” shall mean oligonucleotides, including any structural variations and modifications, derivatives, homologs, analogs and/or mimetics thereof, identified through the SELEX Process.

1.4	“Gilead-Archemix License Agreement” shall mean the License Agreement Between Gilead Sciences, Inc. and Archemix Corp. dated October 21, 2001.

1.5	“Controlled” shall mean, with respect to a particular item of information or intellectual property right, that the applicable Party owns or has a license to such item or right and has the ability to grant to the other Party access to and a license or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

sublicense (as applicable) under such item or rights as provided for in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

1.6	“Damages” shall mean any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses, court costs, and reasonable fees and disbursements of counsel, consultants and expert witnesses incurred by a Party hereto (including any interest payments which may be imposed in connection therewith).

1.7	“Excluded Aptamers” shall mean (a) [***], (b) [***], and (c) any Aptamer directed to a target other than Nucleolin, including without limitation the following targets:
i.	[***]

ii.	[***]

iii.	[***]

iv.	[***]

v.	[***]

vi.	[***]

vii.	[***]

viii.	[***]
1.8	“Field” shall mean any research, development, manufacture, marketing, promoting, selling, distributing, or any other commercial activity related to the commercialization of any Product.

1.9	“First Commercial Sale” shall mean, with respect to any Product, the first sale for use or consumption by the general public of such Product.

1.10	“Interested Party” shall mean Aptamera, Archemix or Gilead and “Interested Parties” shall mean Aptamera, Archemix and Gilead.

1.11	“In Vitro Diagnostics” shall mean the use of the SELEX Process or Aptamers identified through the use of the SELEX process in the assay, testing or determination outside of a living organism, of a substance in a test material.

1.12	“In Vivo Diagnostic Agent” shall mean any product containing one or more Aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.13	“Licensed IP Rights” shall mean, collectively, the Licensed Patent Rights and the Licensed Know-How Rights.

1.14	“Licensed Know-How Rights” shall mean all trade secrets, know-how and unpatented or unpatentable inventions and discoveries in all information and data Controlled by Archemix as of the Effective Date that is not generally known (including, but not limited to, information and data regarding formulae, procedures, protocols, techniques and results of experimentation and testing), which is necessary or useful for Aptamera to make, use, develop, sell or seek regulatory approval to market Products, or to practice any method or process, at any time claimed or disclosed in any issued patent or pending patent application within the Licensed Patent Rights.

1.15	“Licensed Patent Rights” shall mean any patent or patent application related to the Products and owned as of the effective date by Archemix or for which Archemix has rights to license or sublicense including, without any limitation, (a) those certain patent applications and patents listed on Schedule A hereto and any patent or patent application claiming priority therefrom; (b) all patents that have issued or in the future issue from such patent applications, including utility, model and design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or additions to any such patent applications and patents.

1.16	“Net Revenue” shall mean, with respect to any Product, the payment of license fees, milestone payments, royalties, or any other fees received from a Third Party including sublicensees excluding (a) any payment or reimbursement for research or development conducted by or for Aptamera or its Affiliates including costs associated with materials, equipments, or clinical testing, b) income received by Aptamera or its Affiliates for selling goods or services associated with the Products, and c) proceeds from the sale and issuance of Aptamera securities at or below the fair market value of said securities.

1.17	“Net Sales” shall mean, with respect to any Product, the invoiced sales price of such Product billed to independent customers who are not Affiliates, less (a) credits, allowances, discounts and rebates to, and chargebacks from the account of, such independent customers for spoiled, damaged, out-dated, rejected or returned Product or bad debts; (b) actual freight and insurance costs incurred in transporting such Product to such customers; (c) cash, quantity and trade discounts and other price reductions; (d) sales, use, value-added and other direct taxes incurred; (e) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of such Product; and (f) the cost to Aptamera of the devices for dispensing or administering such Product as well as diluents or similar materials which accompany such Product as it is sold.

1.18	“Party” shall mean Aptamera or Archemix and “Parties” shall mean Aptamera and Archemix.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.19	“Person” shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.20	“Products” shall mean
(a) AGRO100, which is a [***]            and                                                                                                                 [***]
[***]
(b) AGRO100 Derivatives, which solely consist of molecules having the [***] resulting from a modification to AGRO100 intended to alter one or more functions of AGRO100, e.g., stability, binding affinity, or pharmacokinetics in vivo, including without any limitation, PEG modification, adding molecules to the [***] or conjugating the [***] with other molecules.
1.21	“Proprietary Information” shall mean, subject to the limitations set forth in Section 10.1 hereof, any confidential information of a Party disclosed by such Party to the other Party in the course of negotiating or performing under this Agreement that is identified as confidential by the disclosing party at the time of its disclosure.

1.22	“Radio Therapeutic” shall mean any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.

1.23	“Royalty Term” shall mean, severally with respect to each Product in each country, if the manufacture, use or sale of such Product in such country would infringe a Valid Claim but for the license granted by this Agreement, the term for which such Valid Claim remains in effect.

1.24	“SELEX Process” means any process for identification or use of a nucleic acid, which process is disclosed in or falls within the claimed scope of U.S. Patent Nos. [***] or [***].

1.25	“Territory” shall mean the world.

1.26	“Third Party” shall mean any Person other than Archemix, Aptamera and their respective Affiliates.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.27	“URC License Agreement” shall mean the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.

1.28	“UTC” shall mean University Technology Corporation, the successor to the University Research Corporation.

1.29	“Valid Claim” shall mean (a) a claim of an issued and unexpired patent within the Licensed Patent Rights, which has not been held permanently revoked, found unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a claim of a pending patent application so long as there exists an issued and unexpired patent meeting the criteria of clause (a) above.
2	REPRESENTATIONS AND WARRANTIES
2.1	Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:
2.1.1	Corporate Existence. Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

2.1.2	Authorization and Enforcement of Obligations. Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

2.1.3	Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such Party in connection with this Agreement have been obtained.

2.1.4	No Conflict. The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.
2.2	Aptamera Representations and Warranties. Aptamera acknowledges and agrees that it has been provided a copy of the documents listed in Schedule C. Aptamera
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

represents and warrants that it has read and understands the contents of such documents.

2.3	Warranty Disclaimer. Except as expressly provided in this Section 2, neither party makes any representation or warranty as to the licensed ip rights, express or implied, either in fact or by operation of law, by statute or otherwise, including without limitation any implied warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights, or warranty against infringement, or otherwise, and each party specifically disclaims any and all implied or statutory warranties. archemix makes no warranties as to the validity or enforceability of any licensed ip rights. Without limiting the foregoing, each Party acknowledges that it has not and is not relying upon any implied warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights, or warranty against infringement, or otherwise, or upon any representation or warranty whatsoever as to the prospects (financial, regulatory or otherwise), or the validity or likelihood of success, of any products or services based on the Licensed IP Rights or any Archemix intellectual property after the Effective Date.
3	LICENSE GRANT
3.1	Licensed IP Rights. Archemix hereby grants to Aptamera an exclusive, worldwide license under the Licensed IP Rights for use in the Field.

3.2	Sublicense Rights. Aptamera shall have the right to grant sublicenses under this Agreement in conjunction with any license or grant of rights to the Products. Aptamera shall give Archemix prompt written notice of each sublicense under this Agreement. Each sublicense shall be subject to the terms and conditions of this Agreement.

3.3	Negative Covenant of Company. Aptamera shall not use or practice the Licensed IP Rights (a) outside the Field, (b) for any other purpose except activities that it conducts in compliance with this Agreement, (c) to make, use, sell, offer for sale, import or export any products containing any Excluded Aptamers, (d) to make, use, sell, offer for sale, import or export any Excluded Aptamers, or (e) to make, use, sell, offer for sale, import or export any Aptamers for In Vitro Diagnostics, as In Vivo Diagnostic Agents or as Radio Therapeutics.

3.4	Grant Back To Archemix. As of the Effective Date, and subject to the terms and conditions hereof, Aptamera hereby grants back to Archemix, and Archemix hereby accepts the following worldwide, royalty-free, paid-up, perpetual, irrevocable and nonexclusive licenses: (a) (i) under the rights licensed to Aptamera under Section 3 hereof, and (ii) under Aptamera’s intellectual property rights to such of the Aptamera Improvements as constitute improvements to the SELEX Process, in both cases solely to conduct internal research and (b) under Aptamera’s intellectual property rights in the Aptamera Improvements to use and practice any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Aptamera Improvements developed by Aptamera under the licenses granted pursuant to Section 3 hereof as may be necessary for Archemix to fulfill its obligations, including, without limitation, sublicensing obligations, to Gilead.
4	ROYALTIES
4.1	Royalty Rate. In consideration for the licenses granted to Aptamera herein, Aptamera shall pay royalties to Archemix equal to (i) [***] percent ([***]%) of Net Sales of AGRO100 and [***] percent ([***]%) of Net Sales of AGRO100 Derivatives beginning with the First Commercial Sale by Aptamera or its Affiliates during and to the extent of the Royalty Term, and (ii) [***] percent ([***]%) of Net Revenue of AGRO100 and [***] percent ([***]%) of Net Revenue of AGRO100 Derivatives received by Aptamera or its Affiliates from a Third Party including its sublicensees which are the result of or directed to sales of Products during and to the extent of the Royalty Term.

4.2	Combination Product. If a Product is sold in a combination product with other active components, Net Sales, for purposes of royalty payments on the combination product, shall be calculated by multiplying the Net Sales of that combination by the fraction A/B, where A is the gross selling price of the Product sold separately and B is the gross selling price of the combination product. If no such separate sales are made by Aptamera or its Affiliates, Net Sales for royalty determination shall be calculated by multiplying Net Sales of the combination by the fraction C/(C+D), where C is the fully allocated cost of the Product and D is the fully allocated cost of such other active components.

4.3	Third Party Royalties. If Aptamera or its Affiliates is required to pay royalties to any Third Party in order to exercise its rights hereunder to develop, make, use, offer for sale, sell or import any Product, then Aptamera shall have the right to credit [***] percent ([***]%) of such Third Party royalty payments against the royalties owing to Archemix under Section 4.1 above with respect to Net Sales of such Product.
5	ROYALTY REPORTS AND ACCOUNTING
5.1	Royalty Reports. During the term of this Agreement following the First Commercial Sale of a Product, Aptamera shall furnish to Archemix a [***] written report showing in reasonably specific detail the calculation of royalties owing with respect to the sale of Products by Aptamera and its Affiliates for the reporting period. During the term of this Agreement, Aptamera shall also furnish to Archemix a quarterly written report for any quarter in which Aptamera or its Affiliates receives any Net Revenue showing in reasonably specific detail the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

calculation of any royalty owing with respect to the Net Revenue received by Aptamera or its Affiliates for the reporting period. With respect to sales of Products invoiced in United States dollars, all amounts shall be expressed in United States dollars. With respect to sales of Products invoiced in a currency other than United States dollars, all amounts shall be expressed in the domestic currency of the party making the sale together with the United States dollar equivalent. The United States dollar equivalent shall be calculated using the average of the exchange rate (local currency per US$1) published in The Wall Street Journal, Eastern Edition, under the heading “Currency Trading” on the last business day of each month during the applicable calendar quarter. Reports shall be due on the [***] day following the close of each [***]. Aptamera shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

5.2	Audits.
5.2.1	Upon the written request of Archemix and not more than [***] in each [***], Aptamera shall permit an independent certified public accounting firm of nationally recognized standing selected by Archemix and reasonably acceptable to Aptamera, at Archemix’ expense, to have access during normal business hours to such of the records of Aptamera as may be reasonably necessary to verify the accuracy of the royalty reports for any year ending not more than [***] months prior to the date of such request. The accounting firm shall disclose to Archemix only whether or not the reports are correct and the amount of any discrepancies. No other information shall be shared.
5.2.2	If such accounting firm concludes that additional royalties were owed during such period, Aptamera shall pay the additional royalties within [***] days of the date Archemix delivers to Aptamera such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by Archemix; provided, however, if the audit correctly discloses that the royalties payable by Aptamera for the audited period are more than [***] percent ([***]%) of the royalties actually paid for such period, then Aptamera shall pay the reasonable fees and expenses charged by such accounting firm.
5.3	Confidential Financial Information. Archemix shall treat all financial information subject to review under this Section 5 as confidential, and shall cause its accounting firm to retain all such financial information in confidence under Section 10 below.
6	PAYMENTS
6.1	Payment Terms. Royalties shown to have accrued by each royalty report provided for under Section 5.1 above shall be due on the date such royalty report is due. Payment of royalties in whole or in part may be made in advance of such due date.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6.2	Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country worldwide where the Product is sold, Aptamera shall have the right, in its sole discretion, to make such payments by depositing the amount thereof in local currency to Archemix’s account in a bank or other depository institution in such country. If the royalty rate specified in this Agreement should exceed the permissible rate established in any country, the royalty rate for sales in such country shall be adjusted to the highest legally permissible or government-approved rate.

6.3	Withholding Taxes. Aptamera shall be entitled to deduct the amount of any withholding taxes, value-added taxes or other taxes, levies or charges with respect to such amounts, payable by Aptamera, its Affiliates or sublicensees, or any taxes required to be withheld by Aptamera, its Affiliates or sublicensees, to the extent Aptamera, its Affiliates or sublicensees pay to the appropriate governmental authority on behalf of Archemix such taxes, levies or charges. Aptamera shall use reasonable efforts to minimize any such taxes, levies or charges required to be withheld on behalf of Archemix by Aptamera, its Affiliates or sublicensees. Aptamera promptly shall deliver to Archemix proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto.
7	RESEARCH AND DEVELOPMENT OBLIGATIONS
7.1	Research and Development Efforts By Aptamera. Aptamera shall use commercially reasonable efforts and shall bear all costs it incurs to research, develop and commercialize such Products as Aptamera determines are commercially feasible, as described in Schedule B.

7.2	Research and Development Efforts By Archemix. Archemix shall use commercially reasonable efforts to provide assistance in the form of consulting at no charge to Aptamera on commercial development and manufacture of the Products, especially AGRO100 Derivatives, as outlined in Schedule B .
8	PROGRESS REPORT AND COMMERCIAL APPLICATION
8.1	Progress Report. On or before February 28 and August 30 of each year, commencing as of August 30, 2003 and ending on August 30 of the calendar year following the calendar year in which Aptamera, its Affiliates or sublicensees first begins to market any product or service utilizing the Licensed IP Rights, Aptamera shall provide a semi-annual progress report to Archemix, each report covering the [***] month period preceding the due date of the report. Thereafter, Aptamera shall provide such reports on an annual basis covering the [***] month period
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

preceding the due date of the report. Each report shall describe any Aptamera Improvements, notice of any patents filed by Aptamera in connection with any Aptamera Improvements and the progress made by Aptamera, its Affiliates or sublicensees toward the commercial development of any products or services utilizing the Licensed IP Rights. Such report shall include at a minimum, information reasonably sufficient to enable Archemix to satisfy its reporting obligations to Gilead under the Gilead-Archemix License Agreement with respect to this Agreement, including any reporting obligations of the U.S. Government, and to assess the progress made by Aptamera toward meeting the diligence requirements of Section 8.2 below.

8.2	Commercial Application. Aptamera, either directly or with and through the efforts of its Affiliates and sublicensees, shall at all times use commercially reasonable efforts to proceed with the development, manufacture and sale of products and services utilizing the Licensed IP Rights, including, without limitation, maintaining sufficient facilities, resources and personnel to fulfill its obligations under this Agreement. In the event that Aptamera, its Affiliates, assignees and sublicensees cease reasonable efforts to develop the commercial applications of the products and services utilizing the Licensed IP Rights for a period of at least [***] months Archemix will have the option, at its sole discretion, to terminate this Agreement pursuant to Section 12.2 below. In such event, Archemix may exercise its option; provided that (a) Archemix delivers advance written notice of its decision to exercise such option to force a reversion of the technology to Archemix, and (b) for a period of [***] months following Aptamera’s receipt of such notice, Aptamera, its Affiliates, and all assignees and sublicensees, shall have the right and opportunity to cure the alleged cessation of such reasonable commercial development. Aptamera acknowledges and agrees that under the URC License Agreement and the Gilead-Archemix License Agreement, Archemix’s rights in the Licensed IP Rights may revert to Gilead or the UTC if Archemix, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of the products and services utilizing the Licensed IP Rights.
Aptamera further acknowledges and agrees that, in the event of any termination of the URC License Agreement, the sublicenses granted to Aptamera hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement, provided that Aptamera is not then in breach of this Agreement and agrees to be bound to UTC as a licensor under the terms and conditions of this Agreement.

Aptamera further acknowledges and agrees that, in the event of any termination of the Gilead-Archemix License Agreement, the sublicenses granted to Aptamera hereunder shall remain in full force and effect in accordance with Section 2.3 of the Gilead-Archemix License Agreement provided that Aptamera agrees to be bound to Gilead as a licensor under the terms and conditions of this Agreement and provided that if the termination of the Gilead-Archemix License Agreement arises out of the action or inaction of Aptamera, Gilead, at its option, may terminate such sublicense.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9	ARCHEMIX RIGHT OF FIRST REFUSAL
9.1	Marketing Rights. Aptamera shall have the sole and exclusive right to market the Products worldwide and to enter into such agreements with respect to the transfer of such marketing rights as it deems appropriate in its sole discretion. However, if and to the extent that Aptamera intends to commence negotiations with one or more Third Parties with respect to potential collaborations that may result in a transfer of U.S. marketing rights with respect to one or more Products (a “Marketing Agreement”), Aptamera shall give written notice (a “Right of First Refusal Notice”) to Archemix that shall include a statement of the minimum terms that Aptamera expects that it will accept for the Marketing Agreement (the “Minimum Terms”).

9.2	Good Faith Election and Negotiations. Upon receipt of the Right of First Refusal Notice, if Archemix determines in good faith, subject to due diligence, that it would like to enter into a Marketing Agreement with Aptamera upon terms which are at least as favorable to Aptamera as the Minimum Terms, Archemix shall be entitled to give written notice to Aptamera that it elects to exercise its right to enter into negotiations (an “Affirmative Notice”) to enter into a Marketing Agreement upon terms which are equal to or better than the Minimum Terms. If Archemix does not deliver a written Affirmative Notice to Aptamera within [***] days of the delivery of the Right of First Refusal Notice by Aptamera, then Aptamera shall be free to enter into one or more Marketing Agreements with one or more Third Parties under terms which are equal to or better than the Minimum Terms within the [***] month period following Aptamera’s delivery of the Right of First Refusal Notice. If Archemix delivers an Affirmative Notice to Aptamera within the requisite [***] day time period, then Archemix and Aptamera shall immediately commence good faith negotiations to enter into a Marketing Agreement upon terms which are equal to or better than the Minimum Terms. If Aptamera and Archemix acting in good faith do not enter into a Marketing Agreement on terms which are equal to or better than the Minimum Terms within [***] days of Aptamera’s delivery of the Right of First Refusal Notice, then Aptamera shall be free to enter into one or more Marketing Agreements with one or more Third Parties under terms which are equal to or better than the Minimum Terms within the [***] month period following Aptamera’s delivery of the Right of First Refusal Notice.

9.3	Additional Notices. In the event that Aptamera fails to enter into a Marketing Agreement with a Third Party within the time periods described above after it has given an initial Right of First Refusal Notice, if Aptamera shall subsequently decide to commence negotiations with one or more Third Parties with respect to a Marketing Agreement, Aptamera shall be obligated to give Archemix an additional Right of First Refusal notice as described in Section 9.1 hereof and comply with the provisions of Section 9.2 hereof with respect to such subsequent Right of First Refusal Notice. Also, in the event that, after giving an initial Right of First
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Refusal Notice, Aptamera determines that the Minimum Terms should be adjusted to terms which are not as favorable to Aptamera as the Minimum Terms described in the prior Right of First Refusal Notice, then, before entering into a Marketing Agreement with a Third Party on such revised terms, Aptamera shall be obligated to give Archemix an additional Right of First Refusal notice as described in Section 9.1 hereof and to comply with the provisions of Section 9.2 hereof with respect to such subsequent Right of First Refusal Notice.
10	CONFIDENTIALITY AND PUBLICITY
10.1	Proprietary Information, Exceptions. Each Party will maintain all Proprietary Information of the other Party received by it under this Agreement in trust and confidence and will not disclose any such Proprietary Information of the other Party to any Third Party or use any such Proprietary Information of the other Party for any purposes other than those necessary or permitted for performance under this Agreement without the express prior written permission of the other Party. In particular, Aptamera shall not use any Licensed Know-How Rights for any purpose other than those expressly licensed under Section 3 hereof. Each Party may use Proprietary Information of the other Party only to the extent required to accomplish the purposes of this Agreement. Neither Party shall use Proprietary Information of the other Party for any purpose or in any manner that would constitute a violation of any laws or regulations, including without limitation the export control laws of the United States. Neither Party shall use Proprietary Information of the other Party in any form except as required to accomplish the intent of this Agreement. Neither Party shall disclose Proprietary Information of the other Party to any employee, agent, consultant, Affiliate, or sublicensee who does not have a need for such information. To the extent that disclosure is authorized by this Agreement, the disclosing Party will obtain prior agreement, from its employees, directors, agents, consultants, Affiliates, sublicensees or clinical investigators to whom disclosure is permitted to be made, to obligations to hold in confidence and not make use of such Proprietary Information of the other Party for any purpose other than those permitted by this Agreement, that are at least as restrictive as those of this Section 10.1. Each Party will use at least the same standard of care as it uses to protect its own Proprietary Information of a similar nature to ensure that such employees, agents, consultants and clinical investigators do not disclose or make any unauthorized use of Proprietary Information of the other Party, but no less than reasonable care. Each Party will notify the other Party promptly upon discovery of any unauthorized use or disclosure of the Proprietary Information of the other Party. For purposes of this Agreement, Proprietary Information concerning the Licensed IP Rights is deemed to be the Proprietary Information of both Parties.
Proprietary Information shall not include any information that the receiving Party can demonstrate by competent written evidence:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

i.	is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, its employees or contractors in breach hereof, generally known or available;

ii.	is known by the receiving Party at the time of receiving such information, as evidenced by its contemporaneous written records;

iii.	is hereafter furnished to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure; or

iv.	is independently developed by the receiving Party without any breach of this Agreement, as shown by independent, contemporaneous, written records.
10.2	Authorized Disclosure. Notwithstanding any other provision of this Agreement, each Party may disclose Proprietary Information if such disclosure:
i.	is in response to a valid order of a court or other governmental body of the United States or a foreign country, or any political subdivision thereof; provided, however, that the receiving Party shall first have given notice to the other Party hereto to allow the other Party the opportunity to obtain a protective order, with the reasonable cooperation of the receiving Party as necessary, requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued;

ii.	is otherwise required by governmental law, rule or regulation, including without limitation rules or regulations of the U.S. Securities and Exchange Commission, or by rules of the National Association of Securities Dealers; provided, however, that the receiving Party shall first have given notice to the other Party hereto in order to allow such Party the opportunity to seek confidential treatment of the Proprietary Information; or

iii.	is otherwise necessary to prosecute or defend litigation or comply with applicable governmental regulations or otherwise enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary for such enforcement.
10.3	Return of Proprietary Information. In the event that the license granted to Aptamera pursuant to Section 3 hereof terminates or expires, Aptamera shall, at Archemix’s election, promptly return or destroy all Proprietary Information received by it from Archemix and shall certify in writing to Archemix the completion thereof.

10.4	Publicity. Aptamera shall make no public announcement of this Agreement or the relationship between the Parties or Interested Parties without Archemix’s prior
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

written consent. The Parties intend to issue a mutually agreed upon press release within thirty (30) days after the Effective Date.
11	PATENTS
11.1	Prosecution and Maintenance. Archemix shall be solely responsible for and shall control, at its sole cost, the preparation, filing, prosecution and maintenance of the Licensed Patent Rights.

11.2	Ownership of Inventions Developed Under This Agreement. Any invention arising, developed, invented, or discovered during the course of development of the Products solely by an employee or by employees of a single Party shall be owned by the Party whose employees made such invention; provided, however, that to the extent that such invention is owned by Archemix but is useful with respect to the Products such invention shall be deemed to be licensed under this Agreement as Licensed IP Rights. Any invention arising, developed, invented, or discovered during the course of development of the Products which is jointly made by employees of both Aptamera and Archemix shall be jointed owned by both companies; provided, however, that to the extent that such jointly owned invention is useful with respect to the Products, such invention shall be deemed to be licensed to Aptamera under this Agreement as Licensed IP Rights. Aptamera and Archemix shall each perform all such acts as shall be reasonably requested by the other in order to pursue such patent and other intellectual property protection for the inventions described above as the owner of such invention (as determined above) shall deem appropriate.

11.3	Enforcement.
11.3.1	Notice. Each Party shall promptly notify the other in writing its knowledge of any actual or potential infringement or misappropriation of any Licensed IP Rights by Third Parties within the Territory and provide any information available to that Party relating to such actual or potential infringement or misappropriation. Aptamera shall have no rights with respect to any infringement or misappropriation of Licensed IP Rights that occurs outside of the Field except the right to receive notice pursuant to this Section 11.3.1; provided however, that, to the extent within the control of Archemix, Archemix shall not enter into any settlement, consent judgment or other voluntary final disposition with respect to any such infringement or misappropriation if it would have a material adverse effect on any Licensed IP Rights within the Field without the prior consent of Aptamera, which consent shall not be unreasonably withheld.

11.3.2	Enforcement of Licensed Patent Rights. With respect to any infringement of Licensed Patent Rights within the Field or with respect to any Products within the Field, Aptamera shall have the primary right, but not the obligation, to initiate, prosecute and control any action with respect to such infringement, by counsel of its own choice, to secure the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

cessation of the infringement or to enter suit against the infringer. Archemix and/or Gilead shall have the right to participate in any such action and to be represented by counsel of its own choice and at its own expense. If Aptamera fails to exercise its right to bring an action or proceeding to so enforce a Licensed Patent Right within a period of [***] days after receipt of written notice of infringement of such Licensed Patent Right, then Archemix shall have the right to bring and control any such action by counsel of its own choice and at its own expense. If both Aptamera and Archemix fail to exercise its right to bring an action or proceeding to so enforce a Licensed Patent Right within a period of [***] days after receipt of written notice of infringement of such Licensed Patent Right, then Gilead shall have the right to bring and control any such action by counsel of its own choice and at its own expense. In such an event, Gilead shall have the right to extend the right to participate in and control, as applicable, any such action to its Affiliates and sublicensees, as Gilead in its sole discretion deems necessary to satisfy its obligations to such other sublicensees of the Licensed Patent Rights. If any such action or proceeding is brought by an Interested Party hereunder, the other Interested Parties agree to be joined as necessary as party plaintiffs and to give the Interested Party bringing suit reasonable assistance and authority to control, file and prosecute the suit as necessary, at the sole expense of the Interested Party bringing suit. The costs and expenses of the Interested Party bringing suit under this Section 11.3.2 (including the internal costs and expenses specifically attributable to such suit) shall be reimbursed first out of any damages or other monetary awards recovered in favor of the Interested Parties, and any remaining damages shall be paid to the Interested Party that controlled such action. No settlement or consent judgment or other voluntary final disposition of a suit under this Section 11.3.2 relating to a Licensed Patent Right may be entered into without the consent of the Interested Parties not controlling such action, such consent not to be unreasonably withheld, delayed or conditioned.
11.4	Infringement of Third Party Rights.
11.4.1	Notice of Claim. If the practice of the Licensed IP Rights by Aptamera, its Affiliates or sublicensees, in accordance with the licenses granted under Section 3 hereof, results in a claim of patent infringement against Aptamera, its Affiliates or sublicensees, the Party to this Agreement first having notice of that claim shall promptly notify the other Party and Gilead in writing. The notice shall set forth the facts of the claim in reasonable detail.

11.4.2	Resolution of Claims. If a Third Party asserts that a patent or other right owned by or licensed to it is infringed within a country by the practice of the Licensed IP Rights by Aptamera, its Affiliates or sublicensees, in accordance with the licenses granted under Section 3 hereof, Aptamera may attempt to resolve the asserted infringement; provided, however that Archemix and/or Gilead shall have the right, at its sole discretion, to participate in any such resolution and to be represented by counsel of its own choice and at its own expense. Aptamera shall control the process to resolve any such infringement. The matter shall be deemed resolved if Aptamera obtains: (i) a license permitting Aptamera to manufacture, use, import, offer for sale and sell Products in that country on a royalty-free basis (ii) a legally binding statement or representation from the Third Party
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

that: (A) no action will be taken against Aptamera, its Affiliates or its sublicensees, or (B) that the patent or other right is not infringed by the practice of the Licensed IP Rights by Aptamera, its Affiliates or its sublicensees in such country; or (iii) a final judgment by a court of competent jurisdiction from which no appeal has or can be taken that the Third Party’s patent(s) alleged to be infringed is invalid, or the Third Party’s patent(s) or other right(s) are unenforceable or not infringed by the practice of the Licensed IP Rights by Aptamera, its Affiliates or sublicensees. Aptamera shall have the primary right to defend any such claim. Archemix and/or Gilead shall have the right, but not the obligation, to participate in any such suit at its sole option and at its own expense. Each Interested Party shall reasonably cooperate with the Interested Parties conducting the defense of the claim. The Interested Party conducting the defense shall not enter into any settlement that affects the other Interested Parties’ rights or interests without such other Interested Parties’ prior written consent, not to be unreasonably withheld, delayed or conditioned.
12	TERMINATION
12.1	Expiration. Subject to the provisions of Sections 12.2 and 12.3 below, this Agreement shall expire on the expiration of Aptamera’s obligation to pay royalties to Archemix under Section 4.1 above.

12.2	Termination for Cause. A Party may terminate this Agreement upon or after the material breach of this Agreement by the other Party if the other Party has not cured such material breach within [***] days after written notice thereof by the non-breaching Party; provided, however, if any material breach is not capable of being cured within such [***] day period and the other Party is diligently undertaking to cure such material breach as soon as commercially feasible thereafter under the circumstances, the non-breaching Party shall have no right to terminate this Agreement.

12.3	Effect of Expiration or Termination. Upon expiration of this Agreement under Section 12.1, Aptamera shall have a paid up, exclusive, worldwide license under the Licensed Know-How Rights for use in the Field. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to or upon such expiration or termination, and the provisions of Sections 10, 11 and 13 shall survive the expiration or termination of this Agreement.

12.4	Rights Upon Termination. In the event of termination of this Agreement under Section 12.2 the license granted by Archemix to Aptamera shall immediately terminate.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

13	INDEMNIFICATION
13.1	Indemnification. Aptamera shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), and Archemix, and its respective directors, officers, employees and agents (each, a “Archemix Indemnitee”) from and against any Damages that are incurred by a Gilead Indemnitee or Archemix Indemnitee as a result of Third Party claims, demands, actions or proceedings (collectively, the “Claims”) to the extent such Claims arise out of:
i.	the breach or alleged breach of any representation or warranty by Aptamera hereunder;

ii.	failure to perform duly and punctually any of Aptamera’s covenants or undertakings under this Agreement, including, without limitation Aptamera’s covenants in Section 2 hereof;

iii.	the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by Aptamera or its Affiliates or sublicensees of (A) any Aptamers or Products or (B) any other products, services and activities developed by Aptamera relating to the Licensed IP Rights, including any Products or Aptamers; and

iv.	manufacture, use, sale or promotion of the Products.
13.2	Procedure. Archemix promptly shall notify Aptamera of any claim, demand, action or other proceeding for which Archemix intends to claim indemnification. Aptamera shall have the right to participate in, and to the extent Archemix so desires jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by Aptamera; provided, however, that Archemix shall have the right to retain its own counsel, with the fees and expenses to be paid by Archemix. The indemnity obligations under this Section 13 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of Aptamera, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to Aptamera within a reasonable time after notice of any such claim or demand, or the commencement of any such action or other proceeding, if prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to Archemix under this Section 13 with respect thereto, but the omission so to deliver notice to Aptamera shall not relieve it of any liability that it may have to Archemix other than under this Section 13. Aptamera may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of Archemix without the prior express written consent of Archemix, which consent shall not be unreasonably withheld or delayed. Archemix, its employees and agents, shall reasonably cooperate with Aptamera and its legal representatives
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

in the investigation of any claim, demand, action or other proceeding covered by this Section 13.

13.3	Insurance. Aptamera shall maintain insurance with respect to the research, development and commercialization of Products by Aptamera in such amount as Aptamera customarily maintains with respect to the research, development and commercialization of its similar products. Aptamera shall maintain such insurance for so long as it continues to research, develop or commercialize any Products, and thereafter for so long as Aptamera customarily maintains insurance covering the research, development or commercialization of its similar products.
14	MISCELLANEOUS
14.1	Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing and addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

If to Archemix:	1 Hampshire St
Cambridge, MA 02139
Attention: EVP, Corporate Development

If to Aptamera:	640 S. Fourth Street, Suite 400
Louisville, KY 40202
Attention: Chief Executive Officer
14.2	Assignment. Except as otherwise expressly provided under this Agreement neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other Party; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction or in the case of Aptamera in connection with any sale or transfer of rights to any of the Products. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 14.2 shall be void.

14.3	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

14.4	Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied representations, agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement.

14.5	Independent Contractors. Each Party hereby acknowledges that the Parties shall be independent contractors and that the relationship between the parties shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

14.6	Waiver. The waiver by a Party of any right hereunder, or of any failure to perform or breach by the other Party hereunder, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other party hereunder whether of a similar nature or otherwise.

14.7	Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other Party.

14.8	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Archemix Corp.

By	/s/ Martin Stanton

Title	EVP, Corporate Development

Aptamera Inc.

By	/s/ Terry Mintor

Title	President and CFO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule A. Archemix Patents and Patent Applications

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule B. Work Plan for AGRO100 and AGRO100 Derivatives
     Technology Development
          a. Regarding AGRO100
i.	Aptamera [***] and [***], and will be [***] for [***].

ii.	Further development work on AGRO100 will primarily involve:
1.	[***] and [***]

2.	[***] that will [***] the [***] for [***]

3.	[***] of [***] from [***] and [***] of [***] and [***].
iii.	The parties [***] an [***] AGRO100 [***] within [***] in which Archemix will [***] Aptamera that is [***] Aptamera [***] AGRO100 [***]. Further [***] of the [***] will [***] AGRO100 [***] as [***] as is [***].
          b. Regarding AGRO100 Derivatives
i.	[***] an [***] to be [***] Archemix [***] will [***] the [***] of [***], and [***] for the AGRO100 Derivatives [***].

ii.	[***], it is [***] Archemix will [***] at no [***] Aptamera:
1.	[***] in an [***] or [***] AGRO100 Derivatives and the [***] AGRO100 Derivatives [***] AGRO100 [***] Aptamera

2.	[***] and [***] in an [***] or [***]

3.	[***] and [***] and [***] or [***] as it [***] to its [***] in [***] and [***] when not [***] with [***] with [***]

4.	[***] the [***] of [***] and [***] to [***]
c.	Aptamera will [***] AGRO100 and AGRO100 Derivatives. [***], through [***], the [***] that the [***] of certain [***], and [***] to [***] the [***] AGRO100 and AGRO100 Derivatives may be [***] Archemix [***] Aptamera at [***]. Aptamera [***] for [***] and [***] AGRO100 and AGRO100 Derivatives.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule C. List of [***]
MISCELLANEOUS [***] I
[***]
[***]
[***]
[***]
      [***]
[***]
US Patent No. [***] — available on the Patents Referenced in Misc. [***] CDROM
[***]
Reexamination Certificate – US Patent No. [***] (dated April 7, 1998)
US Patent No. [***] (dated August 11, 1998)
US Patent No. [***] (dated November 14, 1995)
US Patent No. [***] (dated November 11, 1997)
US Patent No. [***] (dated February 8, 2000)
[***]
US Patent No. [***] — available on the Patents Referenced in Misc. [***] CDROM
[***]
[***];
            [***]
[***];
            [***]
[***]   [***]
[***]
            [***]
[***]
[***]
            [***]
US Patents [***]; [***] [***] and [***] are available on the
      Patents Referenced in Misc. [***] CDROM
[***]
[***]
US Patents [***]; [***]; [***]; [***] and [***] are available on the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

      Patents Referenced in Misc. [***] CDROM
[***]
[***]
[***]
[***]
            [***]
[***]
            [***]
[***]
European Patent No. [***] in both German and English
      (Application dated September 14, 1993)
[***]
WO [***] (EP Patent Application No. [***]) is available on the Patents Referenced in Misc. [***] CDROM
[***]
[***]
[***]
[***].
[***].
MISCELLANEOUS [***] 2
[***]
Third New Divisional Application
[***]
[***]
January 22, 2001
March 27, 2000
January 26, 2000
March 9, 1999
January 19, 1999
February 18, 1998
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

October 2, 1997
September 12, 1997
July 28, 1997
July 17, 1997
February 19, 1997
February 9, 1996
February 8, 1996
January 26, 1996
[***]
[***]
[***]
List of 6 pages
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.